
PROPERTY
Revelstoke
1
51°
Upper
23
Beaton
Shelter Bay
Galena
Bay
Ferguson
Trout
Lake
Mount
Templeman
Duncan River
Bugaboo
Spire
Howser
Spire
Arrow
Mount
Odin
Trout
Lake
Lardeau River
51°30'
Duncan
Lake
23
Lake
31
Howser
Nakusp
The
Pinnacles
Mount
Cooper
Lardeau
Kootenay
Lake
118°
117°30'
117°
116°30'


YUKON
BRITISH
COLUMBIA
ALBERTA
PROPERTY
PACIFIC
OCEAN
UNITED STATES

KILOMETRES

0 10 20 30 40 50

IMPERIAL CONSOLIDATED CAPITAL

TRIUNE PROPERTY
REVELSTOKE MINING DIVISION, B.C.

PROPERTY LOCATION AND ROAD ACCESS

Date: June 2004	Figure No. 2